ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

Supplement dated March 17, 2025 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust (the Trust) and the Summary Prospectuses (the Summary Prospectuses) relating to the AST Advanced Strategies Portfolio, AST Academic Strategies Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio and AST Prudential Growth Allocation Portfolio (collectively the Portfolios). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

The Board of the Trustees of the Trust recently approved a name change to the Portfolios listed below.

To reflect the changes, the Summary Prospectuses, Prospectus and SAI are hereby revised as follows, effective May 1, 2025:

Portfolio Name	Portfolio Name
Prior to May 1, 2025	Effective May 1, 2025

AST Academic Strategies Asset Allocation Portfolio	AST Multi-Asset Diversified Plus Portfolio

AST Advanced Strategies Portfolio	AST Multi-Asset Diversified Portfolio

AST Capital Growth Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio	AST PGIM Aggressive Multi-Asset Portfolio

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTGENSUP4